Form 8-K/A1
First National Entertainment Corp.
June 17, 1996
S E C U R I T I E S   A N D   E X C H A N G E   C O M M I S S I O N

                     Washington, D.C.  20549


                          FORM 8 - K/A1


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Commission file No.  0-18866        Date of Report:June 10, 1996
                                    (Date of earliest reported event)


               FIRST NATIONAL ENTERTAINMENT CORP.
     (Exact name of small business issuer as specified in its
                            charter)


           Colorado                             93-1004651
(State or other jurisdiction of                 (I.R.S. Employer
incorporation or organization)                   Identification No.)


   600 Enterprise Drive, Suite 109, Oak Brook, Illinois  60521
            (Address of principal executive offices)

                         (708) 573-8209
                 (Registrant's telephone number)




    2443 Warrenville Road, Suite 600, Lisle, Illinois  60532
                        (Former Address)




Item 4.  Changes in Registrant's Certifying Accountant

On June 10, 1996, the Company received notification that its independent auditor, Ernst & Young LLP was resigning as independent auditor effective immediately.

On June 14, 1996, the Company received a confirmation letter stating that the client-auditor relationship between the Company and Ernst & Young LLP had ceased. This letter indicated that it had also been sent to the Commission for notification.

The reports of Ernst & Young on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Ernst & Young's report dated October 12, 1995 contained an additional paragraph describing uncertainty as to pending litigation.

In connection with the audit of the Company's financial statement for each of the two fiscal years ended June 30, 1994 and 1995, and in the subsequent interim periods, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the matter in their report.

The Company has requested Ernst & Young to furnish it a letter addressed to the Commission stating whether it agrees with the above statement. A copy of that letter, dated June 17, 1996 is filed on Exhibit 1 to the Company's Form 8K/A1.


Exhibits

1    Letter from Ernst & Young LLP



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              First National Entertainment Corp.
                              Registrant


June 17, 1996
                              ___________________________
Date                          Stephen J. Denari
                              President








Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              First National Entertainment Corp.
                              Registrant


June 17, 1996                 /s/ Stephen J. Denari
Date                          Signature

                              Stephen J. Denari
                              President



                              Index



Exhibits


1    Letter from Ernst & Young LLP



June 17, 1996



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington D.C.  20549


Gentlemen:

We have read Item 4 of Form 8-K/A1 dated June 17, 1996, of First
National Entertainment Corp., and are in agreement with the statements contained therein.




                                   Ernst & Young LLP